UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2016

CORINDUS VASCULAR ROBOTICS, INC.

 (Exact Name of Registrant as Specified in its Charter)

Nevada	001-37406	30-0687898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

309 Waverley Oaks Road, Suite 105

Waltham, MA 02452

 (Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (508) 653-3335

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modification to Rights of Security Holders.

Effective June 28, 2016 (the “Effective Time”), Corindus Vascular Robotics, Inc. (the “Company”), changed its state of incorporation from the State of Nevada to the State of Delaware (the “Reincorporation”) pursuant to a plan of conversion, dated June 23, 2016 (the ”Plan of Conversion”). The Company filed the following instruments to effect the Reincorporation: (i) articles of conversion (the “Nevada Articles of Conversion”) with the Secretary of State of the State of Nevada, (ii) a certificate of conversion (the “Delaware Certificate of Conversion”) and (iii) a certificate of incorporation (the “Delaware Certificate of Incorporation”) with the Secretary of State of the State of Delaware. Pursuant to the Plan of Conversion, the Company also adopted new bylaws, which became effective at the Effective Time (the “Delaware Bylaws”).

The Reincorporation was previously submitted to a vote of, and approved by, the Company’s stockholders at its 2016 Annual Meeting of Stockholders (the “Annual Meeting”) held on June 23, 2016, as set forth in Item 5.07 below. Upon the effectiveness of the Reincorporation:

•	the affairs of the Company ceased to be governed by Nevada corporation laws and became subject to Delaware corporation laws;

•	the resulting Delaware corporation (“Corindus-Delaware”) is the same entity as the Company previously incorporated in Nevada (“Corindus-Nevada”) and continues with all of the rights, privileges and powers of Corindus-Nevada, possesses all of the properties of Corindus-Nevada, continues with all of the debts, liabilities and obligations of Corindus-Nevada and continues with the same officers and directors of Corindus-Nevada immediately prior to the Reincorporation;

•	each outstanding share of common stock of Corindus-Nevada continues to be an outstanding share of common stock of Corindus-Delaware and all outstanding warrants to purchase shares of common stock became outstanding warrants to purchase or receive the same number of shares of Corindus-Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions as before the Reincorporation; and

•	all of Corindus-Nevada’s employee benefit and incentive plans became Corindus-Delaware plans, and each option, equity award or other right issued under such plans was converted into an option, equity award or right to purchase or receive the same number of shares of Corindus-Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions as before the Reincorporation.

Certain rights of the Company’s stockholders changed as a result of the Reincorporation, as described in the Company’s Definitive Proxy Statement filed with the United States Securities and Exchange Commission on May 13, 2016 (the “Proxy Statement”), under the section entitled “Proposal 1 – Reincorporation of the Company to the State of Delaware”, which description is incorporated in its entirety herein by reference.

The Reincorporation did not affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements continue to be rights and obligations of the Company after the Reincorporation. The Reincorporation did not result in any change in headquarters, business, jobs, management, location of any of the offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation) of the Company.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the Plan of Conversion, the Nevada Articles of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation and the Delaware Bylaws, copies of which are filed as Exhibits 2.1, 3.1, 3.2, 3.3 and 3.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting, the Company’s stockholders approved an amendment and restatement of the Company’s 2014 Stock Award Plan. The amendment addressed certain requirements under Section 162(m) of the Internal Revenue Code, including (1) establishing a per person cap of 8,000,000 shares underlying awards that may be granted to any one individual in any one year and (2) revising the performance-based criteria intended to qualify for tax deductions under Section 162(m) of the Internal Revenue Code (the ”Restated Plan”).

The Restated Plan was previously adopted by our Board of Directors, subject to stockholder approval, and became effective upon the receipt of stockholder approval on June 23, 2016. The foregoing description of the Restated Plan is subject to, and qualified in its entirety by reference to, the full text of the Restated Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders of the Company considered and voted on seven proposals, each of which was described in detail in the Proxy Statement. Of 118,934,152 shares of common stock issued and outstanding and eligible to vote as of the record date of May 5, 2016, a quorum of 103,488,550 shares, or 87.01% of the eligible shares, was present in person or represented by proxy.

At the Annual Meeting, the stockholders voted on proposals to: (1) authorize the reincorporation of the Company from the State of Nevada to the State of Delaware pursuant to a plan of conversion in accordance with Nevada and Delaware law, (2) establish a classified Board of Directors, (3) prohibit stockholder action by written consent, effectively requiring that all stockholder actions be taken only at an annual or special meeting of stockholders, (4) require a super-majority vote of the Company’s stockholders to take certain actions affecting the governance of the Company, (5) elect eight Directors to hold office for one-, two-, or three-year terms, (6) approve an amendment and restatement of the Company’s 2014 Stock Award Plan to address certain requirements under Section 162(m) of the Internal Revenue Code, including (i) establishing a per person cap of 8,000,000 shares underlying awards that may be granted to any one individual in any one year and (ii) revising the performance-based criteria intended to qualify for tax deductions under Section 162(m) of the Internal Revenue Code, and (7) ratify the appointment of Ernest & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting. More information on the proposals can be found in the Proxy Statement.

Proposal 1:   To authorize the reincorporation of the Company from the State of Nevada to the State of Delaware pursuant to a plan of conversion in accordance with Nevada and Delaware law.

For	Against	Abstain	Broker Non-Votes
93,546,841	2,893,252	3,785	7,044,672

Proposal 2:   To establish a classified Board of Directors.

For	Against	Abstain	Broker Non-Votes
82,517,022	13,926,701	155	7,044,672

Proposal 3:   To prohibit stockholder action by written consent, effectively requiring that all stockholder actions be taken only at an annual or special meeting of stockholders.

For	Against	Abstain	Broker Non-Votes
90,894,152	5,389,422	160,304	7,044,672

Proposal 4:   To require a super-majority vote of the Company’s stockholders to take certain actions affecting the governance of the Company.

For	Against	Abstain	Broker Non-Votes
82,653,494	13,783,444	6,940	7,044,672

Proposal 5:   To elect eight directors to hold office until their successors are elected and qualified.

Director	For	Withheld
Mark J. Toland	96,225,787	218,091
Jeffrey C. Lightcap	93,905,169	2,538,709
Hillel Bachrach	93,950,087	2,493,791
Jeffrey G. Gold	93,912,913	2,530,965
David R. White	93,912,611	2,531,267
Gerard Winkels	93,942,645	2,501,233
Michael Y. Mashaal, M.D.	93,942,645	2,501,233
Campbell D. Rogers, M.D.	96,283,681	160,197

Proposal 6:   To approve an amendment and reinstatement of the Company’s 2014 Stock Award Plan to address certain requirements under Section 162(m) of the Internal Revenue Code, including (i) establishing a per person cap of 8,000,000 shares underlying awards that may be granted to any one individual in any one year and (ii) revising the performance-based criteria intended to qualify for tax deductions under Section 162(m) of the Internal Revenue Code.

For	Against	Abstain	Broker Non-Votes
93,908,405	2,519,818	15,655	7,044,672

Proposal 7:   To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

For	Against	Abstain	Broker Non-Votes
103,431,036	42,614	14,900	0

Each of the director nominees and proposals received the necessary votes in favor to be adopted by the Company’s stockholders at the Annual Meeting.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

2.1	Plan of Conversion, dated June 23, 2016 *
3.1	Articles of Conversion, as filed with the Secretary of State of the State of Nevada on June 28, 2016 *
3.2	Certificate of Conversion, as filed with the Secretary of State of the State of Delaware on June 27, 2016 *
3.3	Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on June 27, 2016 *
3.4	Bylaws, effective June 28, 2016 *
10.1	2014 Stock Award Plan, as amended and restated on June 23, 2016 *

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2016	CORINDUS VASCULAR ROBOTICS, INC.

	By:	/s/ Mark J. Toland
Mark J. Toland
Chief Executive Officer

Exhibit Index

Exhibit Number	Description

2.1	Plan of Conversion, dated June 23, 2016 *
3.1	Articles of Conversion, as filed with the Secretary of State of the State of Nevada on June 28, 2016 *
3.2	Certificate of Conversion, as filed with the Secretary of State of the State of Delaware on June 27, 2016 *
3.3	Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on June 27, 2016 *
3.4	Bylaws, effective June 28, 2016 *
10.1	2014 Stock Award Plan, as amended and restated on June 23, 2016 *

*Filed herewith.